Summary Prospectus March 1, 2012

MassMutual Premier Funds

MassMutual Premier Global Fund

Ticker: Class S–MGFSX, Class Y–MGFYX, Class L–MGFLX, Class A–MGFAX, Class N–MGFNX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 123 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.24%	.27%	.42%	.42%	.47%
Total Annual Fund Operating Expenses	1.04%	1.07%	1.22%	1.47%	1.77%
Expense Reimbursement	(.15%)	(.04%)	(.08%)	(.04%)	(.25%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.89%	1.03%	1.14%	1.43%	1.52%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through February 28, 2013, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .89%, 1.03%, 1.14%, 1.43%, and 1.52% for Classes S, Y, L, A, and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$91	$316	$559	$1,257
Class Y	$105	$336	$586	$1,302
Class L	$116	$379	$663	$1,470
Class A	$712	$1,009	$1,328	$2,228
Class N	$255	$533	$936	$2,063

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

Class N	$155	$533	$936	$2,063

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts (“ADRs”), and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. The Fund is not required to allocate its investments in any set percentages to any particular countries. As a fundamental policy, the

Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund does not limit its investments to companies in a particular market capitalization range, but currently focuses on common stocks of mid- and large-cap companies. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities for the Fund, the Fund’s subadviser, Oppenheimer Funds, Inc. (“OFI”), uses fundamental analysis to identify companies that it believes have high growth potential, based on its analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the position of the company within the industry of which the issuer is part. OFI also evaluates factors affecting particular industries, market trends and general economic conditions.

OFI primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development, and industry position. OFI also evaluates factors affecting particular industries, market trends and general economic conditions.

OFI currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities. These criteria may vary.

OFI also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring, and demographic changes. OFI does not invest any fixed amount of the Fund’s assets according to these criteria and the trends that are considered may change over time. OFI monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	23.04%	Lowest Quarter:	4Q ’08,	-22.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(For the periods ended December 31, 2011)

		One Year	Five Years	Since Inception (12/31/04)
Class S	Return Before Taxes	-8.57%	-1.41%	3.13%

	Return After Taxes on Distributions	-8.61%	-1.77%	2.75%

	Return After Taxes on Distributions and Sale of Fund Shares	-5.13%	-1.07%	2.79%

Class Y	Return Before Taxes	-8.70%	-1.56%	2.99%
Class L	Return Before Taxes	-8.85%	-1.66%	2.87%
Class A	Return Before Taxes	-14.29%	-3.09%	1.73%
Class N	Return Before Taxes	-10.03%	-2.03%	2.48%
				Since 1/3/05
MSCI World Index (reflects no deduction for fees or expenses)		-5.55%	-2.37%	2.22%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: OppenheimerFunds, Inc.

Portfolio Manager: Rajeev Bhaman

Mr. Bhaman is a Senior Vice President of OFI. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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